UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2026

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55079	27-2343603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10800 Galaxie Avenue, Ferndale, Michigan 48220

(Address of principal executive offices) (Zip Code)

(877) 787-6268

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 12, 2026, Artificial Intelligence Technology Solutions Inc. (the “Company”) issued a press release reporting preliminary, unaudited billed recurring monthly revenue (“billed RMR”) of its wholly owned subsidiary, Robotic Assistance Devices, Inc., for August, September and October 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

As stated in the press release, billed RMR is an operating metric that is not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), is not revenue and is not a substitute for revenue reported in the Company’s financial statements. The billed RMR figures are preliminary and unaudited and may change materially. The annualized billed recurring revenue run rate in the press release equals October 2026 billed RMR multiplied by 12 and is not a forecast of annual billings, GAAP revenue or cash collections. The Company reported total revenue of $1,985,604 for the quarter ended August 31, 2026 in its Quarterly Report on Form 10-Q filed on October 20, 2026.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing. The furnishing of this information shall not be deemed an admission as to the materiality of any information in this Item 7.01 that is required to be disclosed solely by reason of Regulation FD.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements, including statements regarding billed RMR in future periods; the future contributions of the Company’s stationary device portfolio, ROAMEO, SARA and RAIA; the anticipated benefits of concentrating engineering resources on those programs; expected operating cost reductions; and the Company’s internal cash flow targets. These statements are subject to significant risks and uncertainties, including those described under “Cautionary Disclosure About Forward Looking Statements” in Exhibit 99.1 and in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2026, as amended, and its Quarterly Report on Form 10-Q for the quarter ended August 31, 2026, each of which reports substantial doubt about the Company’s ability to continue as a going concern. Actual results may differ materially. Because the Company’s common stock is a “penny stock,” the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 is not available to the Company. Except as required by law, the Company undertakes no obligation to update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Artificial Intelligence Technology Solutions Inc., dated November 12, 2026 (furnished herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.

By:	/s/ Steve Reinharz
Name:	Steve Reinharz
Title:	Chief Executive Officer
Date:	November 12, 2026